                                                                   EXHIBIT 10.48

THIS NOTE AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. THIS NOTE AND THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS NOTE OR THESE SECURITIES, AS THE CASE MAY BE, UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                                   ----------

                       SECURED CONVERTIBLE PROMISSORY NOTE

                                       OF

                         THE SANTA CRUZ OPERATION, INC.

$18,000,000                                                   December ___, 2000

The Santa Cruz Operation, Inc., a California corporation (the "COMPANY"), for value received, hereby promises to pay to The Canopy Group, Inc., a Utah corporation ("NOTEHOLDER"), at 333 South 520 West, Suite 300, Lindon, Utah 84042, or its assigns, the sum of Eighteen Million Dollars ($18,000,000.00), or if less, the then unpaid principal amount of all loans made by Noteholder to the Company under the Loan Agreement, dated the date hereof, made by and between the Company and the Noteholder, plus interest accrued on unpaid principal, at a rate per annum of ten percent (10%), from the date of this Note until the principal amount hereof and all interest accrued thereon is paid (or converted, as provided in Section 2 hereof). Accrued interest due on this Note shall be payable monthly on the first day of each month, beginning January 1, 2001, at the address of Noteholder or of the holder of this Note set forth in Section 17 hereof or as to which the Company has been notified in compliance with such Section. Unless this Note shall have been previously converted pursuant to
Section 2 hereof or as provided otherwise in this Note, the principal amount of this Note, and the interest accrued thereon, shall be payable on the earliest to occur of (i) December ___, 2001, (ii) a default under this Note in accordance with Paragraph 8 below, or (iii) a default as that term is defined in the Security Agreement executed herewith.

         This Note may be prepaid in full or in part at any time without penalty upon twenty (20) days written notice to Noteholder.

         If any payment is not made when due hereunder, time being of the essence, a late fee equal to five percent (5%) of such late payment shall be immediately due hereunder (in addition to all other amounts due hereunder), and all past due principal and accrued interest on this Note shall bear interest until all payments hereunder are brought current at the lesser of (i) the rate of 18% per annum or (ii) the highest rate for which Borrower may legally contract under applicable law.

         All payments hereunder shall be payable in lawful money of the United States of America which shall be legal tender for public and private debts at the time of payments. Any and all payments by Borrower under this Note shall be applied as follows: first, to the repayment of any expenses incurred by Noteholder in enforcing its rights hereunder; second, to the payment of any late charges; third, to the payment of accrued interest; and fourth, to the payment of principal.

         The following additional terms and conditions shall apply hereto:

         1. DEFINITIONS. The following definitions shall apply for all purposes of this Note:

                  1.1 "COMPANY" shall mean the Company as defined above and includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

                  1.2 "CHANGE OF CONTROL TRANSACTION" shall mean a merger, acquisition, or other business combination in which (a) fifty percent (50%) or more of the Company's outstanding voting stock is acquired by different holders in a single transaction or a series of related transactions, or (b) the Company's shareholders immediately prior to the transaction hold less than 50% of the shares in the surviving entity after the transaction.

                  1.3 "CONVERSION DATE" shall mean the date on which, pursuant to Sections 2 and 3 hereof, Noteholder exercises its right to convert this Note into the Conversion Stock at the Note Conversion Price.

                  1.4 "CONVERSION STOCK" shall mean the shares of Common Stock, no par value, of the Company. The number and character of shares of Conversion Stock are subject to adjustment as provided herein and the term "Conversion Stock" shall include shares and other securities and property at any time receivable or issuable upon conversion of this Note in accordance with its terms.

                  1.5 "NOTE CONVERSION PRICE" shall be the closing price of the Company's Common Stock on the date of this Note as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ").

                  1.6 "NOTEHOLDER," "HOLDER," or similar terms, when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

         2. CONVERSION.

                  2.1 Conversion of Note. At any time prior to payment in full of the entire outstanding principal balance of this Note, plus accrued interest hereunder, and upon thirty (30) days


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written notice, Noteholder shall have the right, at the holder's option, to convert the principal and accrued interest on this Note, in whole or in part, into Conversion Stock at the Note Conversion Price. Conversion in whole under this Section 2 shall occur only upon surrender of this Note for conversion at the principal offices of the Company, accompanied by written notice of election to convert. Conversion in part shall result in a credit to the outstanding principal owed under this Note as evidenced by a written notice of election to convert, which shall recite the dollar amount of conversion and shall act as a credit against the unpaid obligation of the Note. Conversion will not occur for amounts that Borrower, (i) within ten (10) days of the date of Noteholders' notice under this Section, gives written notice of its intent to prepay, and
(ii) makes such payment within the 30 day notice period under this Section 2.1. Notwithstanding the foregoing, Noteholder shall have the option to immediately convert any amount that is outstanding at the end of the 30 notice period under this Section 2.1.

                  2.2 Conversion Limit.In no event shall Canopy convert, in aggregate, amounts owed under this Note into a number of shares that, when combined with (i) shares converted by Caldera Systems, Inc. ("Caldera") pursuant to that certain Secured Convertible Promissory Noted by and between Caldera and Borrower dated on even date herewith, and (ii) shares purchased pursuant to the warrant granted by Borrower to Canopy dated on even date herewith, or Additional Warrants, exceeds 19% of the total outstanding shares of Borrower's Common Stock.

                  2.3 Certain Transactions. The Company shall give written notice to Noteholder of any Change of Control Transaction at least twenty (20) business days prior to the date on which such Change of Control Transaction is consummated. Prior to the closing of such Change of Control Transaction, the Company shall, at Noteholder's election, either (i) repay all unpaid principal and interest under this Note, or (ii) convert this Note into Conversion Stock at the Note Conversion Price.

         3. ISSUANCE OF CONVERSION STOCK. As soon as practicable after conversion of this Note, the Company, at its expense, will cause to be issued in the name of and delivered to the holder of this Note, a certificate or certificates for the number of shares of Conversion Stock to which the holder shall be entitled upon such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel of the Company), together with any other securities and property to which the holder is entitled upon such conversion under the terms of this Note. Such conversion shall be deemed to have been made under Section 2 above on the close of business on the date that the Note shall have been surrendered for conversion, accompanied by written notice of election to convert. No fractional shares will be issued upon conversion of this Note. If upon any conversion of this Note a fraction of a share would otherwise result, then, in lieu of such fractional share, the Company will pay the cash value of that fractional share, calculated on the basis of the applicable Note Conversion Price.

         4. ADJUSTMENT OF NUMBER OF SHARES. The number and character of shares of Conversion Stock issuable upon conversion of this Note (or any shares of stock or other securities or


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property at the time receivable or issuable upon conversion of this Note) are subject to adjustment upon the occurrence of any of the following events:

                  4.1 Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc. In the event that the Company shall fix a record date for the determination of holders of securities affected by any stock split, stock dividend, reclassification, recapitalization or other similar event that will, in the future, affect the number of outstanding shares of the Company's capital stock, then, and in each such case, Noteholder, upon conversion of this Note at any time after the Company shall fix the record date for such event, shall receive, in addition to the shares of Conversion Stock issuable upon conversion on the Conversion Date, the securities of the Company to which such holder would have been entitled if such holder had converted this Note immediately prior to such record date (all subject to further adjustment as provided in this Note).

                  4.2 Adjustment for Dividends and Distributions. In the event that the Company shall make or issue, or shall fix a record date for the determination of eligible holders of securities entitled to receive, a dividend or other distribution payable with respect to the Conversion Stock (or any shares of stock or other securities at the time issuable upon conversion of this
Note) that is payable in (a) securities of the Company other than capital stock or (b) any other assets, then, and in each such case, Noteholder, upon conversion of this Note at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Conversion Stock (or such other stock or securities) issuable upon such conversion prior to such date, the securities or such other assets of the Company to which such holder would have been entitled upon such date if such holder had converted this Note immediately prior thereto (all subject to further adjustment as provided in this Note).

                  4.3 Adjustment for Reorganization, Consolidation, Merger. In the event of any reorganization not considered a Change of Control Transaction of the Company (or any other corporation the stock or other securities of which are at the time receivable upon the conversion of this Note) after the date of this Note, or in the event, after such date, the Company (or any such corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation where such transaction is not considered a Change of Control Transaction, then, and in each such case, Noteholder, upon the conversion of this Note (as provided in Section
2) at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which such Noteholder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if such holder had converted this Note immediately prior thereto, all subject to further adjustment as provided in this Section 4, and the successor or purchasing corporation in such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to Noteholder a supplement hereto acknowledging such corporation's obligations under this Note. In each such case, the terms of the Note shall be applicable to the shares of stock or other securities or property receivable upon the


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conversion of this Note after the consummation of such reorganization, consolidation, merger or conveyance.

                  4.4 Conversion of Stock. In the event that all of the authorized Conversion Stock of the Company is converted, pursuant to the Company's Articles of Incorporation, into other capital stock or securities or property, or the Conversion Stock otherwise ceases to exist, then Noteholder, upon conversion of this Note at any time after the date on which the Conversion Stock is so converted or ceases to exist (the "TERMINATION Date"), shall receive, in lieu of the number of shares of Conversion Stock that would have been issuable upon such conversion immediately prior to the Termination Date (the "FORMER NUMBER OF SHARES OF CONVERSION STOCK"), the stock and other securities and property to which such Noteholder would have been entitled to receive upon the Termination Date if such holder had converted this Note with respect to the Former Number of Shares of Conversion Stock immediately prior to the Termination Date (all subject to further adjustment as provided in this Note).

                  4.5 Notice of Adjustments. The Company shall promptly give written notice of each adjustment or readjustment of the number of shares of Conversion Stock or other securities issuable upon conversion of this Note, by first class mail, postage prepaid, to the registered holder of this Note at the holder's address as shown on the Company's books. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

                  4.6 No Change Necessary. The form of this Note need not be changed because of any adjustment in the number of shares of Conversion Stock issuable upon its conversion.

                  4.7 Reservation of Stock. The Company has taken all necessary corporate action and obtained all necessary government consents and approvals to authorize the issuance of this Note and the maximum number of shares of Conversion Stock issuable upon conversion of this Note. If at any time the number of authorized but unissued shares of Common Stock or other securities shall not be sufficient to effect the conversion of this Note, then the Company will take such corporate action as may, in the opinion of its legal counsel, be necessary to increase its authorized but unissued Stock or other securities to such number of shares of Common Shares or other securities as shall be sufficient for such purpose.

         5. FULLY PAID SHARES. All shares of Conversion Stock issued upon the conversion of this Note shall be validly issued, fully paid and non-assessable.

         6. NO RIGHTS OR LIABILITIES AS SHAREHOLDER. This Note does not by itself entitle Noteholder to any voting rights or other rights as a shareholder of the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the holder, shall cause such holder to be a shareholder of the Company for any purpose.


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

         7. CORPORATE ACTION; NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, repurchase of securities, sale of assets or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate, or as reasonably requested by Noteholder, in order to protect the rights of Noteholder under this Note against wrongful impairment. The Company shall not amend its Articles of Incorporation or issue any capital stock or non-employee options to purchase any capital stock of the Company, other than under the Company's existing stock plans, without the prior written consent of Noteholder, which shall not be unreasonably withheld.

         8. DEFAULT. Ten (10) days after written notice from Lender to Borrower for monetary defaults and thirty (30) days after written notice from Lender to Borrower for non-monetary defaults, if such defaults are not cured within such ten (10) day or thirty day (30) periods, respectively, each of the following shall constitute an event of default ("DEFAULT") under this Agreement:

                  a. Default in Payment. If Borrower fails to make any payment due and payable under the terms of the Note, this Agreement (and under the terms of the Intercreditor Agreement) or any other Loan Document.

                  b. Representations and Warranties. If any of the representations and warranties made by Borrower shall be false or misleading in any material respect when made.

                  c. Covenants. If Borrower shall be in material default under any of the material terms, covenants, conditions, or obligations under any Loan Document.

                  d. Dissolution. If Borrower is dissolved.

                  e. Receiver. If a receiver, trustee, or custodian is appointed for any part of the Collateral, or any part of the Collateral is assigned for the benefit of creditors.

                  f. Impairment to Lien. If at any time any Loan Document creating a lien on any of the Collateral may be impaired by any material lien, encumbrance or other defect other than the Prior Liens or the Permitted Liens.

                  g. Bankruptcy. If a petition in bankruptcy is filed against Borrower, and such petition is not dismissed within ninety (90) days of filing, a petition in bankruptcy is filed by Borrower or a receiver, trustee or custodian of any part of the Collateral is appointed; or if Borrower files a petition for reorganization under any of the provisions of the Bankruptcy Act or any law, State or Federal, or makes an assignment for the benefit of creditors or is adjudged insolvent by any State or Federal Court of competent jurisdiction.


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                  h. Judgment or Attachment. If a judgment is entered against
         Borrower or any attachment be made for an amount in excess of $100,000.00 and such judgment or attachment is not vacated, discharged, stayed or bonded pending appeal, paid or otherwise fully satisfied within thirty (30) days of the date it is entered.

         9. SECURITY AGREEMENT. This Note is secured by a security interest in certain collateral, which security interest was granted by the Company to the original holder of this Note pursuant to the terms of a certain security agreement (the "SECURITY AGREEMENT") dated on or about the date of this Note, by and between the original holder of the Note and the Company, and is incorporated herein by this reference. An Intercreditor Agreement (the "INTERCREDITOR AGREEMENT") by and among Debtor, Secured Party and Caldera Systems, Inc. ("Caldera") establishes the relative priority of the security interests granted hereunder and the lien held by Caldera.

         10. LINE OF CREDIT. This Note evidences a line of credit. Advances under this Note may be requested orally by any Company officer or other authorized person. Noteholder may, but need not, require that all oral requests be confirmed in writing. The Company agrees to be liable for all sums advanced in accordance with the instructions of its officers or authorized persons. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note, or by a Schedule attached to this Note. Notwithstanding anything to the contrary contained in this Note, in no event shall the aggregate amount of all advances made under this Note exceed $18,000,000, notwithstanding the unpaid principal balance owing on this Note at any given time. Noteholder has no obligation to make advances under this Note if the Company is in default under the Security Agreement or that certain Loan Agreement (the "LOAN AGREEMENT") by and between the Company and Secured Party dated on or about the date of this Note.

         11. SET-OFF RIGHT. At any time prior to payment in full of the entire principal balance of this Note, plus accrued interest hereunder, Noteholder shall have the right, at the holder's option and without the requirement of giving any prior notice, to set off outstanding principal and accrued interest on this Note, in whole or in part, by applying as a set-off towards the payment thereof any Common Stock of Caldera International, Inc. ("New Caldera") held by Noteholder as collateral under the Security Agreement. The value to be used for any such set-off of New Caldera Common Stock shall be 75% of the closing price as reported by NASDAQ of New Caldera's Common Stock on the date of such set-off. No later than the business day after the date of such application, Noteholder (or the then holder of this Note) shall notify the Company of the number of shares of such of Common Stock of New Caldera applied to such set-off.

         12. REGISTRATION RIGHTS. Upon conversion of this Note into Conversion Stock of the Company pursuant to the terms of Section 2 above, Noteholder shall have the rights provided in this Section 12 with respect to Registrable Securities as defined below.

                  12.1 As used in this Section 12, the following terms shall have the following meanings:


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                           (a) "ACT" shall mean the Securities Act of 1933, as
amended.

                           (b) "AFFILIATE" shall mean, with respect to any
Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition "control," when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

                           (c) "BUSINESS DAY" shall mean a day Monday through
Friday on which banks are generally open for business in New York.

                           (d) "HOLDERS" shall mean Noteholder or any person to
whom the rights under this Section 12 have been transferred in accordance with
Section 12.9 hereof.

                           (e) "PERSON" shall mean any person, individual,
corporation, limited liability company, partnership, trust or other non-governmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

                           (f) The terms "REGISTER," "REGISTERED" and
"REGISTRATION" refer to the registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

                           (g) "REGISTRABLE SECURITIES" shall mean (i) the
shares of Conversion Stock issuable upon conversion of this Note pursuant to
Section 2 above; and (ii) any shares of Conversion Stock issued as (or issuable upon the conversion of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in replacement of such Conversion Stock; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the Commission, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (C) are held by a Holder or a permitted transferee pursuant to Section 12.9, or (D) have not been sold or are not available for sale in transactions pursuant to Rule 144(k) promulgated under the Act.

                           (h) "REGISTRATION EXPENSES" shall mean all reasonable
expenses incurred by the Company in complying with Section 12.2 hereof, including, without limitation, all reasonable registration, qualification and filing fees, printing expenses, fees and expenses of counsel for the Company, blue sky fees and expenses and the reasonable expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

                           (i) "REGISTRATION STATEMENT" shall have the meaning
ascribed to such term in Section 12.2.


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                           (j) "REGISTRATION PERIOD" shall have the meaning
ascribed to such term in Section 12.4.

                           (k) "SELLING EXPENSES" shall mean all underwriting
discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

                  12.2 No later than thirty (30) days after the Conversion Date (the "FILING DATE"), the Company shall file a "shelf" registration statement on the appropriate form (the "REGISTRATION STATEMENT") with the Commission and use its best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) of the Registrable Securities prior to the date which is as soon as reasonably practical thereafter, but in any event on or before 90 days after the Conversion Date.

                  12.3 All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 12.2 shall be borne by the Company.

                  12.4 In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

                           (a) Use its commercially reasonable efforts to keep
such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective until the Holders have completed the distribution described in the registration statement relating thereto. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as "THE REGISTRATION PERIOD." Notwithstanding the foregoing, at the Company's election, the Borrower may cease to keep such registration, qualification, exemption or compliance effective with respect to any Registrable Securities, and the registration rights of a Holder shall expire, at such time as they are no longer, by reason of Rule 144 promulgated under the Act (or other exemption from registration acceptable to the Company) required to register for the sale thereof; and

                           (b) advise the Holders:

                                    (i) when the Registration Statement or any
amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;


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                                    (ii) of any request by the Commission for
amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                                    (iii) of the issuance by the Commission of
any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

                                    (iv) of the receipt by the Company of any
notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                                    (v) of the happening of any event that
requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

                           (c) make every reasonable effort to obtain the
withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

                           (d) furnish to each Holder upon request, without
charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the Commission;

                           (e) during the Registration Period, deliver to each
Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto.

                           (f) prior to any public offering of Registrable
Securities pursuant to any Registration Statement, register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;


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

                           (g) cooperate with the Holders to facilitate the
timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least three
(3) business days prior to sales of Registrable Securities pursuant to such Registration Statement;

                           (h) upon the occurrence of any event contemplated by
Section 12.4(b)(v) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  12.5 The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 12.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

                  12.6 (a) To the extent permitted by law, the Company shall indemnify each Holder and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 12.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse each Holder and each person controlling such Holder, for reasonable legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; and, provided further, that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) or in the prospectus subject to completion and term sheet under Rule 434 of the Act, which together meet the requirements of Section 10(a) of the Act (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any such Holder or any such controlling person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

                           (b) Each Holder will severally, if Registrable
Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each person who controls the Company within the meaning of
Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 12.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus was not made available to the Holder and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the proceeds received by such Holder in the offering, except in the event of fraud by such Holder.

                           (c) Each party entitled to indemnification under this
Section 12.6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

                           (d) If the indemnification provided for in this
Section 12.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  12.7 (a) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by Section 12.2 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                           (b) Each Holder shall suspend, upon request of the
Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 12.2 during (i) any period not to exceed two 60-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (ii) any period, not to exceed one 45-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable.

                           (c) As a condition to the inclusion of its
Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Section 12.

                           (d) Each Holder hereby covenants with the Company (i)
not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied, and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange, Nasdaq National Market, Nasdaq SmallCap Market or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five (5) business days prior to the date on which the Holder first offers to sell any such Registrable Securities.

                           (e) Each Holder acknowledges and agrees that the
Registrable Securities sold pursuant to the Registration Statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

                           (f) Each Holder agrees not to take any action with
respect to any distribution deemed to be made pursuant to such registration statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

                           (g) At the end of the period during which the Company
is obligated to keep the Registration Statement current and effective as described above, the Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

                  12.8 With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use its reasonable best efforts to:

                           (a) make and keep public information available, as
those terms are understood and defined in Rule 144 under the Act, at all times;

                           (b) file with the Commission in a timely manner all
reports and other documents required of the Company under the Exchange Act; and

                           (c) so long as a Holder owns any unregistered
Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

                  12.9 The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 12.1 may be assigned in full by a Holder in connection with a transfer by such Holder of at least 500,000 shares of its Registrable Securities, provided, however, that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees to comply with the terms and provisions of this Note, and such transfer is otherwise in compliance with this Note. Except as specifically permitted by this Section 12.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

                  12.10 With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this Section 12 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

                  12.11 Except to the extent any delay is due to the failure of a Holder to reasonably cooperate in providing to the Company such information as shall be reasonably requested by the Company for use in the Registration Statement, in the event that the Registration Statement is not filed by the date that is 30 days following the Conversion Date, the Company shall, for no additional consideration, pay to each Holder as liquidated damages and not as a penalty an amount in cash equal to one percent (1%) of the outstanding principal then outstanding hereunder for each 15 day period in which the Registration Statement remains unfiled; provided, however, that in no event shall the amount of liquidated damages payable by the Company to any Holder pursuant to this
Section 12.11 exceed ten percent (10%) of the amount outstanding hereunder.

         13. WAIVER AND AMENDMENT. ANY PROVISION OF THIS NOTE MAY BE AMENDED, WAIVED, MODIFIED, DISCHARGED OR TERMINATED SOLELY UPON THE WRITTEN CONSENT OF BOTH THE COMPANY AND NOTEHOLDER.

         14. ASSIGNMENT; BINDING UPON SUCCESSORS AND ASSIGNS. The Company may not assign any of its obligations hereunder without the prior written consent of Noteholder. The terms and conditions of this Note shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties.

         15. WAIVER OF NOTICE; ATTORNEYS' FEES. The Company and all endorsers of this Note hereby waive notice, demand, notice of nonpayment, presentment, protest and notice of dishonor. If any action at law or in equity is necessary to enforce this Note or to collect payment under this Note, Noteholder shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which it may be entitled. Noteholder will be entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment.

         16. CONSTRUCTION OF NOTE. The terms of this Note have been negotiated by the Company, Noteholder of this Note and their respective attorneys and the language hereof will not be construed for or against either Company or Noteholder. Unless otherwise explicitly set forth, a reference to a Section will mean a Section in this Note. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Note which will be considered as a whole.

         17. NOTICES. Any notice or other communication required or permitted to be given under this Note shall be in writing, shall be delivered by hand or overnight courier service, by certified mail, postage prepaid, or by facsimile, and will be deemed given upon delivery, if delivered personally, one business day after deposit with a national courier service for overnight delivery, or one business day after transmission by facsimile with confirmation of receipt, and three days after deposit in the mails, if mailed, to the following addresses:

                           (i)      If to Noteholder:

                                    The Canopy Group, Inc.
                                    333 South 520 West, Suite 300
                                    Lindon, Utah 84042

                           With a copy (which shall not constitute notice) to:

                                    Parsons Behle & Latimer
                                    201 S. Main Street, Suite 1800
                                    Salt Lake City, Utah 84111
                                    Attention:  Brent Christensen

                           (ii)     If to Company:

                                    The Santa Cruz Operation, Inc.
                                    425 Encinal
                                    Santa Cruz, California 95061
                                    Attention:  Chief Executive Officer and Law
                                                and Corporate Affairs

                           With a copy (which shall not constitute notice) to:

                                     Wilson Sonsini Goodrich & Rosati
                                     650 Page Mill Road
                                     Palo Alto, California 94304
                                     Attention:  Michael Danaher

or to such other address as may have been furnished to the other party in writing pursuant to this Section 17, except that notices of change of address shall only be effective upon receipt.

         18. GOVERNING LAW; CONSENT TO JURISDICTION. This Note and all matters relating to this Note shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Utah. Each of the parties submits to the jurisdiction of any state or federal court sitting in Salt Lake County, Utah, in any action or proceeding arising out of or relating to this Note or any other matter arising between the parties and agrees that all claims in respect of the action or proceeding shall be heard and determined in any such court. Each party also agrees not to bring any action or proceeding arising out of or relating to this Note or any other matter arising between the parties in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought.

                           [Signature page to follow]

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name as of the date first above written.

                                           THE SANTA CRUZ OPERATION, INC.

                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------

AGREED AND ACCEPTED:
THE CANOPY GROUP, INC.

By:
       ------------------------------
Name:
       ------------------------------
Title:
       ------------------------------